UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  March 23, 1999


                        Commission File Number:  0-22993


================================================================================


                            INDUS INTERNATIONAL, INC.

             (Exact name of Registrant as specified in its Charter)


     DELAWARE                                               94-3273443
(State of Incorporation)                                 (I.R.S. Employer
                                                        Identification No.)


  60 Spear Street, San Francisco, California                       94105
   (Address of principal executive offices)                     (Zip code)


                                 (415) 904-5000
              (Registrant's telephone number, including area code)

Item 5. Other Events.

On March 23, 1999, Alan G. Merten resigned from the Board of
Directors of Indus International, Inc. Mr. Merten has been a member of the Board of Directors of Indus International, Inc. since August
25, 1997, the effective date of the merger of Indus Group, Inc. with TSW International, Inc. Mr. Merten is currently President of George Mason University and held this position since July, 1996.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INDUS INTERNATIONAL, INC.
                                                         (Registrant)


Date:  April 12, 1999
                                                     /s/ Albert J. Wood
                                                        Albert J. Wood
                                                 Vice President of Finance and
                                                          Treasurer